Important Notice Regarding Change in

ETF Name, Index and Related Matters

SPDR® Series Trust

Supplement Dated April 16, 2013

to the

Prospectus Dated October 31, 2012

and to the

Statement of Additional Information (“SAI”) Dated October 31, 2012

The following changes will take effect for each Fund on or around the end of June 2013.

Current		New
ETF Name (Ticker)	Index	ETF Name (Ticker)	Index

SPDR Dow Jones Total Market ETF (TMW)	Dow Jones U.S. Total Stock Market Index	SPDR Russell 3000® ETF (THRK)	Russell 3000® Index

SPDR Dow Jones Large Cap ETF (ELR)	Dow Jones U.S. Large-Cap Total Stock Market Index	SPDR Russell 1000® ETF (ONEK)	Russell 1000® Index

SPDR Dow Jones Mid Cap ETF (EMM)	Dow Jones U.S. Mid-Cap Total Stock Market Index	SPDR Russell Small Cap Completeness ETF (RSCO)	Russell Small Cap Completeness® Index

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SPDRSTSUPP1